UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 11, 2009

VCG HOLDING CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	001-32208	841157022
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

390 UNION BLVD, SUITE 540, LAKEWOOD, Colorado		80228
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-934-2424

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2009, the Board of Directors of VCG Holding Corp. (the "Company") entered into an Indemnification Agreement, in the form attached hereto as Exhibit 10.1 (the "Indemnification Agreement") with each of its existing directors and executive officers. The Indemnification Agreement provides that the Company will indemnify each director and executive officer against claims arising out of events or occurrences related to such individual’s service on the Company’s Board of Directors or as an executive officer, as applicable, (i) when such indemnification is expressly required to be made by law or (ii) after a determination has been made that such indemnification is permissible. Under certain circumstances described in the Indemnification Agreement, the Company will not be required to indemnify its directors and executive officers.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

On December 11, 2009, the Company was notified of a complaint (the "Complaint") filed by Brandon Ostry (the "Plaintiff") in the District Court in Jefferson County, Colorado. In the Complaint, the Plaintiff purports to bring a class action lawsuit against the Company's Chief Executive Officer, Troy Lowrie and Lowrie Management, LLLP. The Complaint was filed by the Plaintiff on behalf of himself and all others similarly situated in connection with the proposal by Mr. Lowrie, Lowrie Management, LLLP and Family Dog, LLC (collectively, "Lowrie") to acquire all of the outstanding shares of common stock of the Company (the "Proposal"), as previously reported by the Company in its Current Reports on Form 8-K. The Complaint alleges, among other things, that the consideration in the Proposal is inadequate and that Mr. Lowrie has conflicts of interest with respect to the Proposal and has breached his fiduciary duties under Colorado law in connection with the Proposal. The Complaint seeks, among other things, certification of the Plaintiff as a class representative, an injunction enjoining the consummation of the Proposal, rescinding the transaction if it is consummated or awarding alleged recessionary damages, an accounting for alleged damages, profits and special benefits obtained and for the costs of maintaining the action, including reasonable attorneys' and experts' fees, and such other relief the court deems just and proper.

On December 16, 2009, the Company issued a press release regarding the progress of the Special Committee. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description
10.1 Form of Indemnification Agreement
99.1 Press Release dated December 16, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORPORATION

December 16, 2009	By:	Courtney Cowgill

Name: Courtney Cowgill
Title: CFO

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Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement
99.1	Press Release dated December 16, 2009